                                                                                                                                 Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CCA Industries, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended August 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Edell, Chief Executive Officer of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)    The Report, to which this certification is attached, fully complies with the requirements of section 13(a) of the Securities Exchange Action of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  October 11, 2007                                              DAVID EDELL

                                                                  /s/ ---------------------------------------------------

                                                                                    David Edell

                                                                                    Chief Executive Officer

                                                                                                                    Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CCA Industries, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended August 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen A. Heit, Chief Financial Officer of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)  The Report, to which this certification is attached, fully complies with the requirements of section 13(a) of the Securities Exchange Action of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 11, 2007                                          STEPHEN A. HEIT

                                                                  /s/ ---------------------------------------------------

                                                                               Stephen A. Heit

                                                                               Chief Financial Officer